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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                August 14, 2000

                        Titan Motorcycle Co. of America

               (Exact Name of Registrant as Specified in Charter)


          Nevada                   000-24477                    86-0776876

(State or Other Jurisdiction      (Commission                 (IRS Employer
  of Incorporation)               File Number)              Identification No.)


2222 West Peoria Avenue, Phoenix, Arizona                           85029
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code               (602) 861-6977

          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         SALE OF CONVERTIBLE SECURITIES

         On August 14, 2000, Titan Motorcycle Co. of America sold $375,000 in principal amount of its 12% Convertible Debentures and a Warrant to purchase 512,580 shares of Titan's common stock to Esquire Trade & Finance and $375,000 in principal amount of its 12% Convertible Debentures and a Warrant to purchase 512,580 shares of Titan's common stock to Celeste Trust Reg. in a private placement for a total of $750,000 in gross proceeds to Titan. The terms and conditions of the private placement are described more fully in the Securities Purchase Agreement attached as Exhibit 10.1 to this report.

         Unless and until shareholder approval is obtained, the Debentures are convertible at any time into a maximum of 3,500,235 shares of Titan's common stock. The Debentures are convertible at the lower of a fixed conversion price or a variable conversion price. The fixed conversion price is equal to 70% of the average of the closing bid price of Titan's common stock for the five trading days immediately preceding the closing date, or $0.42 per share. The variable conversion price is equal to 70% of the average of the five lowest closing bid prices (which need not be consecutive days) of Titan's common stock during the 22 trading days immediately preceding the applicable conversion date. As of the closing date, the variable conversion price was $0.32 per share. The conversion price and the number of shares of common stock underlying the Debentures are subject to adjustment for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to Titan's common stock.

         The Debentures are secured by the grant of a security interest in all of Titan's assets, subject to a senior security interest in favor of Wells Fargo Credit, Inc., Titan's senior lender, as more fully described in the Security Interest and Pledge Provisions in the form attached as Exhibit 4.4 to this report.

         The Debentures are redeemable at any time by the holders in the event of default by Titan. Each of the following constitutes an "Event of Default" pursuant to the terms of the Debentures:

- Titan defaults in the payment of principal or interest on the Debentures and continues to do so for a period of 5 business days;

- Any of the representations or warranties made by Titan in the Debentures, the Securities Purchase Agreement, the Registration Rights Agreement or in any certificate or financial or other written statements furnished by Titan in connection with the execution and delivery of the Debentures or the Securities Purchase Agreement are deemed to be false or misleading in any material respect at the time made;

- Titan fails to authorize or to cause its transfer agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of the Debentures, fails to transfer or to cause its transfer agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of the Debentures and when required by the Debentures or the Registration Rights


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         Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend on any certificate or fails to cause its transfer agent to remove such restricted legend, in each case where such removal is lawful, as and when required by the Debentures, or the Registration Rights Agreement, and any such failure continues uncured for 5 business days;

- Titan fails to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Debentures and such failure continues uncured for a period of 30 days after written notice from the Holder;

- Titan fails to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of Titan under the Securities Purchase Agreement or the Registration Rights Agreement and such failure continues uncured for a period of 30 days after written notice from the Holder (other than a failure to cause the Registration Statement to become effective no later than the Required Effective Date, as defined and provided in the Registration Rights Agreement, as to which no such cure period shall apply);

- Titan (1) admits in writing its inability to pay its debts generally as they mature; (2) makes an assignment for the benefit of creditors or commences proceedings for its dissolution; or (3) applies for or consents to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business;

- A trustee, liquidator or receiver is appointed for Titan or for a substantial part of its property or business without its consent and is not discharged within 60 days after such appointment;

- Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency assumes custody or control of the whole or any substantial portion of the properties or assets of Titan and is not dismissed within 60 days thereafter;

- Any money judgment, writ or warrant of attachment, or similar process in excess of $200,000 in the aggregate is entered or filed against Titan or any of its properties or other assets and remains unpaid, unvacated, unbonded or unstayed for a period of 60 days or in any event later than 5 days prior to the date of any proposed sale thereunder;

- Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceeding for relief under any bankruptcy law or any law for the relief of debtors is instituted by or against Titan and, if instituted against Titan, is not dismissed within 60 days after such institution or Titan by any action or answer approves of, consents to, or acquiesces in any such proceedings or admit the material allegations of, or defaults in answering a petition filed in any such proceeding;


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-        Titan is in default to its senior lender under the terms of the then applicable agreements between Titan and its senior lender and any such failure continues uncured for 30 days; or

- Titan has its Common Stock suspended or delisted from trading on the Nasdaq/SmallCap Market for in excess of 20 trading days.

         The terms and conditions of the Debentures are more fully described in the form of Debenture attached as Exhibit 4.1 to this report.

         The Warrants are exercisable at a price equal to 105% of the market price of the Common Stock as of the closing date, or $.643125 per share, and expire August 31, 2005. The terms and conditions of the Warrants are more fully described in the form of warrant attached as Exhibit 4.2 to this report.

         Under the Registration Rights Agreement attached as Exhibit 4.3 to this report, Titan has agreed to file a registration statement with the SEC covering the resale of the shares underlying the Debentures and the Warrants. Titan also has agreed to file a pre-effective amendment with the SEC to its existing registration statement on Form S-3 covering the resale of the shares of Common Stock underlying the Series C Convertible Preferred Stock and warrants issued in connection with that offering, which registration statement must be declared effective by August 29, 2000.

    AMENDMENTS TO THE SERIES A AND B CERTIFICATES AND SUBSCRIPTION AGREEMENTS

         As a condition to the sale of the Debentures and the Warrants, Titan was required to obtain the consent of the holders of its Series A and Series B Convertible Preferred Stock. In exchange for this consent, and a waiver of certain preemptive rights, Titan agreed to amend certain provisions of the Series A and Series B Subscription Agreements and the respective Amended and Restated Certificates of Designations for the Series A and Series B Convertible Preferred Stock. These amendments included accelerating the initial reset dates and shortening the respective reset periods used in determining the variable conversion price at which the Series A and Series B Convertible Preferred Stock may be converted into shares of common stock. The effect of these amendments is to accelerate the ability of the holders of the Series A and Series B Convertible Preferred Stock to convert their shares of preferred stock at a variable conversion price, which in each case is based on the current market price of Titan's common stock. Because the price of Titan's common stock has declined significantly since the closing of the Series A and Series B Convertible Preferred Stock, the price at which the holders of the Series A and Series B Convertible Preferred Stock may convert their shares of preferred stock on their respective initial reset dates also will decline significantly from their fixed conversion prices, resulting in the possibility of a substantially increased number of shares that may be issued upon conversion.

         The specific amendments are more fully described in the Amended and Restated Certificates of Designations for the Series A and Series B Convertible Preferred Stock attached as Exhibits 3.1 and 3.2 to this report.

         AMENDMENTS TO THE SERIES C CERTIFICATE

         As a condition to the sale of the Debentures, the purchasers of the Debentures (who currently are the same investors as the holders of the Series C Convertible Preferred Stock)


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         required that Titan agree to amend certain provisions of the
Certificate of Designations for the Series C Convertible Preferred Stock and agree to accelerate effectiveness of the registration statement covering the shares of Common Stock underlying the Series C Convertible Preferred Stock to a date not later than 15 days after the Closing Date, or August 29, 2000. The principal amendments to the Certificate of Designations for the Series C Convertible Preferred Stock include a change in the method of determining the conversion price applicable to the conversion of the Series C Convertible Preferred Stock and a change in the ranking of the Series C Convertible Preferred Stock relative to the ranking of the Series A and Series B Convertible Preferred Stock.

         Prior to the amendment, the Series C Convertible Preferred Stock was convertible at a fixed conversion price equal to $0.95 per share for the first six months from the date of issuance. Thereafter, the conversion price was adjusted every three months to be the lower of (a) 80% of the average market price for the lowest three trading days during the last ten trading days prior to the adjustment date and (b) either (i) the current conversion price if 80% of the average market price was less than or equal to 200% of the current conversion price, or (ii) $.95 if 80% of the average market price was more than 200% of the current conversion price. The Certificate of Designations was amended to provide for a new conversion price equal to the lesser of a fixed conversion price equal to 70% of the average of the closing bid price for the 5 trading days immediately preceding the Closing Date, or $0.42 per share, or a variable conversion price equal to 70% of the average of the closing bid price for the lowest 5 trading days (which need not be consecutive) during the 22 consecutive trading days ending on the trading day immediately preceding the relevant conversion date. As of the closing date, the variable conversion price was $0.32 per share.

         Prior to the amendment, the Series C Convertible Preferred Stock was junior to the Series A and Series B Convertible Preferred Stock in terms of liquidation preference and payment of dividends. The Certificate of Designations was amended (with the consent of the holders of the Series A and Series B Convertible Preferred Stock) to subordinate the rights of the Series A and Series B Convertible Preferred Stock to the rights of the Series C Convertible Preferred Stock from the date of the amendment until the effective date of a registration statement covering the shares underlying the Series C Convertible Preferred Stock and related warrants. Once this registration statement is declared effective, the Series A and Series B Convertible Preferred Stock will once again be senior to the Series C Convertible Preferred Stock.

         The specific amendments to the Series C Convertible Preferred Stock are more fully described in the First Amended and Restated Certificate of Designations for the Series C Convertible Preferred Stock attached as Exhibit
3.3 to this report.

         AMENDMENT TO THE WELLS FARGO CREDIT FACILITY

         As a condition to the sale of the Debentures, Titan was required to obtain the consent of its senior lender, Wells Fargo Credit, Inc. In connection with obtaining that consent, Titan and the holders of the Debentures were required to enter into an Intercreditor Agreement with Wells Fargo in the form attached as Exhibit 10.2 to this report, which provides generally for the respective rights of the holders of the Debentures and Wells Fargo as secured lenders. In addition, Titan and Wells Fargo entered into a Second Amendment to the Amended and Restated Loan and Security Agreement in the form attached as
Exhibit 10.3 to this report, pursuant to which Wells Fargo (1) consented to the transaction described herein; (2) agreed to modify certain financial covenants regarding minimum net worth and net income; and (3) agreed to extend the time that Titan had to deliver certain financial information to Wells Fargo.


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         ASSOCIATED RISKS

         Despite the recent cash infusion from the sale of the Debentures, Titan is still experiencing a liquidity crisis.

         As described in a report on Form 8-K filed by Titan on July 20, 2000, Titan currently is experiencing a liquidity crisis. Despite the raising of additional funds from the sale of the Debentures, Titan must raise substantial additional capital and replace its credit facility with a new senior lender in order to survive. The line of credit with Wells Fargo terminates on September 11, 2000. If Titan is unable to raise substantial additional capital and replace its existing credit facility before it becomes due, it may be forced to liquidate or file for reorganization under federal bankruptcy laws. Even if Titan is able to avoid liquidation or reorganization, its inability to raise additional capital is likely to continue to have a material adverse effect on its operations as more fully described in the report on Form 8-K filed July 20, 2000.

         The amendments to the Certificates of Designations are likely to cause substantial additional dilution to holders of Titan's common stock.

         Because the market price of Titan's common stock has declined significantly since the dates of issuance of the Series A, Series B and Series C Convertible Preferred Stock, and because the conversion prices of the Series A, Series B and Series C Convertible Preferred Stock are equal to the lesser of a fixed conversion price or a variable conversion price, which is based on a percentage ranging from 70% to 100% of the market price immediately prior to a conversion, the overall effect of the changes described in this report is to accelerate the ability of the holders of the Series A, Series B, and Series C Convertible Preferred Stock to convert their shares at significantly lower variable conversion prices than their respective fixed conversion prices, resulting in a corresponding significant increase in the number of shares of Titan's common stock that may be issued upon conversion. If all shares of Series A, Series B and Series C Convertible Preferred Stock were converted as of the date of this report (assuming the initial reset date of the Series B Convertible Preferred Stock was August 14, 2000 rather than January 1, 2000), Titan would be required to issue a total of 14,865,775 additional shares of its Common Stock. As a result, the amendments to the Series A, Series B and Series C Convertible Preferred Stock may result in substantial dilution to the holders of Titan's Common Stock. Even if the price of Titan's Common Stock rises above the fixed conversion prices of the Series A, Series B and Series C Convertible Preferred Stock, the method of calculating the conversion prices will cap the conversion price at the fixed conversion price.

         If the market price of Titan's Common Stock continues to decline, the number of shares issuable upon conversion of the Series A, Series B and Series C Convertible Preferred Stock will continue to increase, resulting in further dilution to the holders of Titan's Common Stock. The issuance and resale of significant additional shares of Common Stock may result in further price declines.

         Titan anticipates a significant loss for second quarter.

         Titan anticipates that, due to substantial adjustments in inventory levels and valuations and the establishment of a significant reserve in the second quarter of 2000, taken in conjunction with certain affiliated store receivables and motorcycle repossession and resale, it will report a significant loss in the second quarter of 2000 and continue to be unprofitable in the third quarter of 2000. Although not finalized as of the Closing Date, writedowns, adjustments and reserves could have a combined adverse effect on second quarter results of up to $2.0 million. Depending on final resolution of these issues, this number could be more or less than what Titan is anticipating. In addition, the establishment of additional reserves could cause Titan to be in default under its revised financial covenants with Wells Fargo, which Titan will attempt to cure through obtaining a waiver from the bank or agreeing to an additional amendment to the Amended and Restated Loan and Security Agreement. There can be no assurance that Titan will be successful in this regard.

         If Titan defaults on its obligations, it may be forced to redeem certain securities.

         The terms of the Securities Purchase Agreement for the Debentures and the Series C Convertible Preferred Stock include covenants that require Titan, among other things, to:


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         -        obtain shareholder approval to issue shares upon conversions greater than 20% of Titan's currently outstanding Common
                  Stock;

         -        maintain its Nasdaq SmallCap Market listing

         - issue shares of Common Stock upon conversion on a timely basis;

         - file and obtain effectiveness of registration statements by specific dates; and

         -        avoid defaults under its credit facility with Wells Fargo.

If Titan defaults on any of these covenants, it may be required to redeem the Debentures or the Series C Convertible Preferred Stock at a time when it does not have sufficient funds to do so. In this case, Titan may be forced into liquidation or reorganization under the federal bankruptcy laws.

         Titan's Common Stock may be delisted from Nasdaq.

         As described in a previous report on Form 8-K filed with the SEC on July 20, 2000, Titan was notified by Nasdaq that it was not in compliance with Nasdaq's continued SmallCap Market criteria. Specifically, Nasdaq noted that Titan did not have either $2 million in net tangible assets, $35 million of market capitalization or $5 million in net income. Nasdaq also inquired into the reasons why the report of the independent accountants on the financial statements included in Titan's Form 10-KSB for the fiscal year ended January 1, 2000 included an explanatory paragraph discussing going concern issues. Subsequent to Nasdaq's notification, Titan's Series A and Series B Convertible Preferred Stockholders agreed to modify the terms of their preferred stock so that the preferred stock would be characterized under generally accepted accounting principles as equity rather than as mezzanine instruments, which had the effect of increasing Titan's net tangible assets. Titan's management currently is evaluating the accounting consequences of the amendments to the Series A, Series B, and Series C Convertible Preferred Stock, which may negatively impact Titan's net tangible assets for Nasdaq compliance purposes. Titan also advised Nasdaq that the explanatory paragraph discussing going concern issues arose principally because its primary financing source, its line of credit with Wells Fargo, expired on April 10, 2000 and at year-end Titan did not have another facility available to refinance this debt and Titan continued to incur losses from operations. Although Titan has received an extension of its credit facility with Wells Fargo until September 11, 2000, there can be no assurance that Titan will be able to secure a replacement credit facility by the extended termination date or that Titan can comply with the financial and other covenants as modified. As of the date of this report, Nasdaq had not advised Titan whether its plan of compliance was acceptable to maintain Titan's Nasdaq listing. As a result, it is unclear whether Nasdaq will take action to delist Titan's securities and, if so, what the timing of such an action would be.

         If Titan fails to maintain its Nasdaq SmallCap Market listing for its securities, trading in its stock is likely to be materially adversely effected. Among other things, Titan's Common Stock would then constitute "penny stock," which would place increased regulatory burden upon brokers, making them less likely to make a market in the stock.

         In addition, if Titan is delisted, it will constitute a default under the terms of the Securities Purchase Agreements covering the Debentures and the Series C Convertible Preferred Stock, and, if such delisting is deemed to be within Titan's control, it also will trigger redemption under the terms of the Series A and Series B Convertible Preferred Stock. As a result, Titan may be required to redeem the Debentures and the Series A, Series B, and Series C Convertible


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Preferred Stock at a time when it does not have sufficient funds to do so. In this case, Titan may be forced into liquidation or reorganization under the federal bankruptcy laws.

         Titan must replace its existing credit facility by September 11, 2000 to continue in operation.

         Titan may not be able to replace its credit facility with a new lender before the termination of its existing credit facility on September 11, 2000. If Titan is unable to replace its existing credit facility on a timely basis or otherwise defaults on its existing credit facility, Titan will be forced into liquidation or reorganization under the federal bankruptcy laws.

         Titan could lose its commercial flooring arrangements.

     In July 2000, Titan was notified of default under and cancellation of flooring arrangements for certain affiliated dealerships. Under the terms of the wholesale financing agreement with the flooring company, Titan was required to repurchase approximately $1.3 million in motorcycles sold to these affiliated dealerships and held in inventory.

     In connection with the repurchase of $1.3 million in motorcycle inventory, Titan entered into a forbearance agreement with its commercial flooring company that requires Titan to repurchase the related motorcycles over a maximum three month period with a required minimum payment in three equal installments. The final installment is due on October 17, 2000. Titan has delivered approximately one-third of the related motorcycles and satisfied the required first installment in August 2000.

     There can be no assurance that Titan will be able to sell the remaining motorcycles or meet the installment payment requirements. If Titan is unable to comply with the terms of the forbearance agreement, its ability to sell motorcycles funded with commercial flooring may be eliminated, which would have a material adverse impact on Titan's financial condition.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

EXHIBIT
NUMBER   DESCRIPTION

3.1 Amended and Restated Certificate of Designations for Series A Preferred Stock to be filed August 16, 2000 with the Nevada Secretary of State

3.2 Amended and Restated Certificate of Designations for Series B Preferred Stock to be filed August 16, 2000 with the Nevada Secretary of State

3.3 Amended and Restated Certificate of Designations for Series C Preferred Stock to be filed August 16, 2000 with the Nevada Secretary of State

4.1 Form of Debenture issued to Esquire Trade & Finance, Inc. and Celeste Trust Reg.

4.2      Form of Warrant issued to Esquire Trade & Finance, Inc. and Celeste
         Trust Reg.

4.3 Registration Rights Agreement with Esquire Trade & Finance Inc. and Celeste Trust Reg., dated as of August 14, 2000

4.4 Security Interest and Pledge Provisions, dated as of August 14, 2000 by and among the Company, Esquire Trade & Finance Inc. and Celeste Trust Reg.

10.1 Securities Purchase Agreement with Esquire Trade & Finance Inc. and Celeste Trust Reg., dated as of August 14, 2000

10.2 Intercreditor Agreement dated as of August 14, 2000 by and among the Company, Esquire Trade & Finance, Inc. , Celeste Trust Reg. and Wells Fargo Credit, Inc.

10.3 Second Amendment to Amended and Restated Loan and Security Agreement dated as of August 14, 2000 by and between the Company and Wells Fargo Credit, Inc.

10.4 Consent and Waiver Agreement, dated as of August 14, 2000 by and among the Company, Advantage Fund II Ltd. and Koch Investment Group Limited


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Titan Motorcycle Co. of America

                                          /s:/Francis S. Keery
                                          -------------------------------------
                                          Francis S. Keery
                                          Chief Executive Officer

Dated: August 14, 2000


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION

3.1 Amended and Restated Certificate of Designations for Series A Preferred Stock to be filed August 16, 2000 with the Nevada Secretary of State

3.2 Amended and Restated Certificate of Designations for Series B Preferred Stock to be filed August 16, 2000 with the Nevada Secretary of State

3.3 Amended and Restated Certificate of Designations for Series C Preferred Stock to be filed August 16, 2000 with the Nevada Secretary of State

4.1 Form of Debenture issued to Esquire Trade & Finance, Inc. and Celeste Trust Reg.

4.2      Form of Warrant issued to Esquire Trade & Finance, Inc. and Celeste
         Trust Reg.

4.3 Registration Rights Agreement with Esquire Trade & Finance Inc. and Celeste Trust Reg., dated as of August 14, 2000

4.4 Security Interest and Pledge Provisions, dated as of August 14, 2000 by and among the Company, Esquire Trade & Finance Inc. and Celeste Trust Reg.

10.1 Securities Purchase Agreement with Esquire Trade & Finance Inc. and Celeste Trust Reg., dated as of August 14, 2000

10.2 Intecreditor Agreement dated as of August 14, 2000 by and among the Company, Esquire Trade & Finance, Inc. , Celeste Trust Reg. and Wells Fargo Credit, Inc.

10.3 Second Amendment to Amended and Restated Loan and Security Agreement dated as of August 14, 2000 by and between the Company and Wells Fargo Credit, Inc.

10.4 Consent and Waiver Agreement, dated as of August 14, 2000 by and among the Company, Advantage Fund II Ltd. and Koch Investment Group Limited